[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.28(xviii)

AMENDMENT NO. 16 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT No. 16 (the “Sixteenth Amendment”), effective as of December 08, 2014 (the “Sixteenth Amendment Effective Date”) by and between BOEHRINGER INGELHEIM BIOPHARMACEUTICALS GMBH, Binger Str. 173, 55216 Ingelheim, German y (“BI”) and FIBROGEN, INC., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement originally entered into by and between BOEHRINGER INGELHEIM PHARMA GMBH & Co. KG , Birkendorfer Str. 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1 , effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No . 4, effective as of January 24, 2011 , Amendment No. 5, effective as of Apri1 15, 2011, Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January I , 2012, Amendment No. 8, effective as of July I 0, 2012, Amendment No. 9, effective as of November 26, 2012, Amendment No. 10, effective as of June 21, 2013, Amendment No. 11, effective as of July 9, 2013, Amendment No. 12, effective as of August 1, 2013 and subsequently assigned by BI Pharma to BI , Amendment No. 13, effective as of March 6, 2014, Amendment No. 14, effective as of February 5, 2014 and Amendment No. 15, effective as of October 20, 2014, hereinafter together the “Supply Agreement”). BI and FibroGen shall be referred to individually herein as a “Party “, and collectively as the “Parties”.

WHEREAS, FibroGen wishes BI to perform [*] in compliance with the terms of the Supply Agreement as set forth in and as amended by this Sixteenth Amendment. The activities hereunder will be performed by BI Pharma on behalf of BI.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Sixteenth Amendment shall have the meaning ascribed to them in the Supply Agreement.
(2)

The Parties agree that pursuant to Section 2.2 of the Supply Agreement, the work plan entitled [*], Version of December 08, 2014”, attached hereto as Exhibit A, is hereby added as an amendment to Append ix 2 to the Supply Agreement. Pursuant thereto BI shall on behalf of FibroGen, perform [*] i n accordance with the Supply Agreement. The Parties agree that the Deliverables to be delivered to FibroGen will include [*]. In the event that the Parties agree to [*] in the further development of the Product, the terms and conditions for [*] in the course of the Project and any license thereto shall be subject to separate discussion and pursuant to a separate agreement between the Parties.

(3)

This Sixteenth Amendment, together with the Supply Agreement, contains the entire understanding between the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Sixteenth Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Sixteenth Amendment.

(4)

This Sixteenth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf or similar format), each of which shall be binding when sent.

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IN WITNESS WHEREOF, the Parties have executed this Sixteenth Amendment to the Supply Agreement as of Sixteenth Amendment Effective Date.

Biberach, December 8, 2014

BOEHRINGER INGELHEIM BIOPHARMACEUTICALS GMBH

ppa.

[*]	[*]
[*]	[*]
VP Business & Contracts	Head of Team Biberach - Dep. Legal Germany

San Francisco, 29 December 2014

FIBROGEN, INC.

/s/ Jim Polarek
Jim Polarek	Name
Vice President	Title

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Exhibit A

Work Scope

[*]

(Version of December 08, 2014)

[*]

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